UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 1, 2007
Wyndham Worldwide Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32876	20-0052541
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification Number)

Seven Sylvan Way
Parsippany, NJ		07054
(Address of Principal		(Zip Code)
Executive Office)
Registrant’s Telephone Number, Including Area Code: (973) 753-6000
None
(Former Name or Former Address if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Wyndham Worldwide Corporation (the “Company”) today issued a press release reporting financial results for the quarter ended March 31, 2007.
A copy of the Company’s press release is furnished as Exhibit 99.1 and is incorporated by reference.
Item 7.01. Regulation FD Disclosure.
On May 1, 2007, the Company announced via press release that its Board of Directors approved a dividend plan and anticipates an initial quarterly cash dividend of $0.04 per share, or $0.16 annually, beginning in the third quarter of 2007. The actual declaration of dividends and the establishment of record and payment dates are subject to final determination by the Board of Directors.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is furnished with this report:

Exhibit No.	Description

Exhibit 99.1	Press Release of Wyndham Worldwide Corporation, dated May 1, 2007, reporting financial results for the quarter ended March 31, 2007 and announcing approval of dividend plan.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION
Date: May 1, 2007	By:	/s/ Virginia M. Wilson
Virginia M. Wilson
Chief Financial Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated May 1, 2007
EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of Wyndham Worldwide Corporation, dated May 1, 2007, reporting financial results for the quarter ended March 31, 2007 and announcing approval of dividend plan.